UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

EUROPEAN WAX CENTER, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40714	86-3150064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, 3rd Floor Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 264-8123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EWCZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2026, European Wax Center, Inc., a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of February 9, 2026 (the “Merger Agreement”), by and among Glow Midco, LLC, a Delaware limited liability company (“Parent”), Glow Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub Inc.”), Glow Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub LLC,” together with Merger Sub Inc., the “Merger Subs,” and the Merger Subs together with Parent, the “Buyer Parties”), the Company and EWC Ventures, LLC, a Delaware limited liability company (“Opco”), pursuant to which (i) Merger Sub Inc. will merge with and into the Company (the “Corporate Merger”), with the Company surviving the Corporate Merger as the surviving corporation and a wholly owned subsidiary of Parent and (ii) Merger Sub LLC will merge with and into Opco, with Opco surviving as the surviving limited liability company and a wholly owned subsidiary of Parent (the “LLC Merger” and, together with the Corporate Merger, the “Mergers”), and approve the transactions contemplated thereby, including the Mergers (the “Merger Agreement Proposal”).

As of April 1, 2026, the record date for the Special Meeting (the “Record Date”), there were (i) 44,277,746 shares of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”) and (ii) 10,519,105 shares of the Company’s Class B common stock, par value $0.00001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Company Common Stock”) outstanding. At the Special Meeting, a total of 46,485,918 shares of Company Common Stock, equivalent to 46,485,918 votes, representing 84.83% of the outstanding shares and voting power of Company Common Stock entitled to vote, were present in person (which includes presence virtually at the Special Meeting) or represented by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	Merger Agreement Proposal. The proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Mergers.

(2)

Adjournment Proposal. The proposal to approve one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal.

For more information on each of these proposals, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 3, 2026.

The approval of the Merger Agreement Proposal required (i) the affirmative vote of the holders of a majority of all of the outstanding shares of Company Common Stock entitled to vote on the Merger Agreement Proposal (the “Statutory Merger Approval”) and (ii) the affirmative vote of a majority of the votes cast by the disinterested stockholders (as such term is defined in Section 144 of the Delaware General Corporation Law), which, for the avoidance of doubt, shall exclude any stockholder that is not an Unaffiliated Company Stockholder (as defined below) (the “Unaffiliated Stockholders Approval”). The “Unaffiliated Company Stockholders” means the holders of shares of Company Common Stock, excluding those shares of Company Common Stock held, directly or indirectly, by or on behalf of (i) General Atlantic, L.P. (“General Atlantic”), its investment fund affiliates, its portfolio companies majority owned by such investment fund affiliates (with respect to which General Atlantic has the right to vote or direct the voting of such shares held by such portfolio companies) (collectively, “General Atlantic Controlled Portfolio Companies”) (excluding any Company Common Stock held by a General Atlantic Controlled Portfolio Company (x) in trust, managed, brokerage, custodial, nominee or other customer accounts or (y) in mutual funds, open or closed end investment funds or other pooled investment vehicles (including limited partnerships and limited liability companies) sponsored, managed or advised or sub-advised by such General Atlantic Controlled Portfolio Company, in each case acquired and held in the ordinary course of the securities, commodities, derivatives, asset management, banking or similar businesses of any such General Atlantic Controlled Portfolio Company), (ii) any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act and (iii) those members of the Company’s board of directors (the “Board”) who are not members of the Special Committee of the Board.

For each of the Merger Agreement Proposal and the Adjournment Proposal, each holder of Company Common Stock was entitled to one (1) vote for each such share owned at the close of business on the Record Date.

Because the Merger Agreement Proposal was approved, the proposal to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, was rendered moot and was not called for a vote at the Special Meeting.

Merger Agreement Proposal:

The total number of the votes (based on the voting power of shares of Company Common Stock entitled to vote) with respect to the Merger Agreement Proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Statutory Merger Approval	41,008,435	5,122,714	354,769	N/A
Unaffiliated Stockholders Approval	17,884,892	5,122,714	354,769	N/A

As of the date of this Current Report on Form 8-K, the Mergers are expected to close on or about May 8, 2026, subject to the satisfaction or waiver of certain customary closing conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROPEAN WAX CENTER, INC.

Date: May 7, 2026	By:	/s/ Christopher Morris
Name: Christopher Morris
Title: Chief Executive Officer and Chairman